American Funds Insurance Series®

Global Growth and Income Fund

Summary Prospectus Supplement

November 1, 2015

(for Class 1 shares summary prospectus, Class 2 shares summary prospectus and Class 4 shares summary prospectus dated May 1, 2015)

 The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Bradford F. Freer	2 years	Partner – Capital World Investors
Gregg E. Ireland	9 years	Partner – Capital World Investors
Martin Romo	6 years	Partner – Capital World Investors
Andrew B. Suzman	6 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-012-1015O CGD/8024-S51936